united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

7Twelve Balanced Portfolio

Annual Report
December 31, 2016

1-877-525-0712

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of 7Twelve Balanced Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear 7Twelve Balanced Portfolio shareholder,	December 31, 2016

Thank you for your investment in the 7Twelve Balanced Portfolio.

The 7Twelve Balanced Portfolio is a fund of exchange traded funds (ETFs), mutual funds, and cash equivalents. The 7Twelve strategy was created by Craig Israelsen, PhD, a partner in 7Twelve Advisors, LLC.

Our objective is to seek to provide superior risk-adjusted returns when compared to the bond and equity markets. The “7” of 7Twelve is US and non-US Stocks, US and non-US bonds, cash, real estate, and commodities. The “Twelve” of 7Twelve is represented by the assets in the boxes to the left. We roughly equally-weight assets because we cannot know which asset class will outperform. We do not time the market, nor do we have a preference for any one of the twelve assets besides how they fit into a portfolio. This is because we do not believe that it is possible to accurately and consistently predict the markets.

Here is an illustration of how varied the returns of asset classes can be. In each box is one of the twelve assets (by asset class--not actual fund) in the 7Twelve Balanced Portfolio and its individual return for the period.* Note that only one of the twelve asset classes was down — international bonds. Also, note the relative performance of commodities and natural resources — both of which suffered in 2015.

Our performance did well against our benchmark. According to Morningstar, Inc.** (the ranking entity) the 7Twelve Balanced Portfolio was ranked in the top 18% (of 810 funds in the category) in risk-adjusted performance for the year ending 12/31/16 in its category of Allocation 50%-70% Equity. There is no guarantee this performance will continue.

These are the returns of Class 4 shares at Net Asset Value (without sales charges or other fees) for the 7Twelve Balanced Portfolio from 12/31/2015 through 12/31/16.***

7Twelve Balanced Portfolio	9.21%
7Twelve Blend***	10.11%
Dow Jones Moderate Portfolio Index	7.67%

I am very optimistic about the future and how our strategy may perform in a variety of market environments.

Please call me at 615-341-0712 or e-mail me at amartin@7Twelveadvisors.com if you have any questions about our investment strategy. I would be glad to speak with you.

— Andrew D. Martin, president, 7Twelve Advisors, LLC

The performance data quoted here represents past performance. For more current performance information, please call toll-free 877-525-0712. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. 7Twelve Advisors, LLC does not endorse or attest to the validity of the above data. Investment returns and expense ratios are for illustration only and do not constitute a recommendation.

*	Returns are not guaranteed and do not represent the return of the 7Twelve Balanced Portfolio. The return of the 7Twelve Balanced Portfolio is variable and may go down in value. Diversification does not guarantee better performance or lower risk.

Notes: Each of these asset classes has its own set of investment characteristics and risks. Investors should consider these risks carefully prior to making any investments. The referenced asset classes are shown for general market comparison and are not meant to represent that of the 7Twelve Balanced Portfolio. The following are descriptions of each:

US Bonds: iShares Core Total US Bond Market ETF, AGG--The investment seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Aggregate Bond Index. The underlying index measures the performance of the total U.S. investment grade bond market.

Cash: BlackRock Liquidity Funds FedFund Institutional Shares, TFDXX--Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category or, if unrated, determined to be of equivalent quality by FMR, U.S. Government securities and repurchase agreements.

International Bonds: SPDR Barclays Capital International Treasury Bond ETF, BWX--The SPDR® Barclays Capital International Treasury Bond ETF is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Barclays Capital Global Treasury ex-U.S. Capped Index. SPDR Barclays Cap S/T Intl Treasury Bond, BWZ--The fund seeks to track the Barclays 1-3 Year Global Treasury ex-U.S. Capped Index. It invests at least 80% of total assets in the securities comprising the index or in securities that the Adviser determines have economic. characteristics that are substantially identical to the economic characteristics of the securities that comprise the index. The fund is non-diversified.

Commodities: PowerShares DB Commodity Index Tracking Fund, DBC--The investment seeks to track changes, whether positive or negative, in the level of the Deutsche Bank Liquid Commodity index-Optimum Yield Diversified Excess Return. The fund will pursue its investment objective by investing in a portfolio of exchange-traded futures on the commodities comprising the index, or the index commodities. The WisdomTree Continuous Commodity Index Fund: GCC--The fund provides an innovative and efficient way to deliver broad based, diversified commodity exposure. It aims to achieve this by using futures contracts to track the Thomson Reuters Equal Weight Continuous Commodity Total Return Index (CCITR)

Developed Markets: Fidelity® International Index Fund, FSIVX--Seeks to provide investment results that correspond to the total return of foreign stock markets. Normally investing at least 80% of assets in common stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East Index, which represents the performance of foreign stock markets.

Emerging Markets: iShares Core MSCI Emerging Markets ETF, IEMG--The investment seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Investable Market Index. The underlying index is designed to measure large-, mid-and small-cap equity market performance in the global emerging markets.

Natural Resources: iShares S&P North American Natural Resources Sector Index Fund, IGE--The iShares S&P North American Natural Resources Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S.-traded natural resource-related stocks as represented by the S&P North American Natural Resources Sector Index™.

Medium Companies: iShares Core S&P Mid-Cap ETF, IJH--The investment seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400®. The underlying index measures the performance of the mid-capitalization sector of the U.S. equity market.

TIPS: iShares Barclays Treasury Inflation Protected Securities Bond Fund, TIP--The iShares Barclays Treasury Inflation Protected Securities Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). Vanguard Shrt-Term Infl-Prot Sec Idx ETF, VTIP--The fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than five years.

Small Companies: Vanguard Small-Cap Value ETF, VBR--The fund employs an indexing investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies.

Real Estate: Vanguard REIT ETF, VNQ--The fund employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The index is composed of stocks of publicly traded equity real estate investment trusts.

Large Companies: Vanguard S&P 500 ETF, VOO--The fund employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

**	Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

***	“7Twelve Blend” is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison only. (It is not the 7Twelve Balanced Portfolio.) It consists of the following indexes roughly equally-weighted: Barclays Capital 1-3 Month U.S. Tsy Bill, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Global Treasury Ex-US Capped Index, Dow Jones Commodity Index TR, MSCI EAFE, MSCI Emerging Markets Price, S&P NA Nat Res Sector TR, Russell MidCap Value, Barclays Capital U.S. TIP Sec (Series-L), Russell 2500 TR, MSCI US REIT, S&P 500. Indexes herein are subject to change. Source: Confluence Technologies, Inc.

VIT Disclosure Statement: The Portfolio is an Investment vehicle for variable annuity contracts and may be subject to fees or expenses that are typically charged by these contracts. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public.

3115-NLD-2/7/2017

7Twelve Balanced Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Inception** -	Inception*** -
		December 31, 2016	December 31, 2016
	One Year	(Annualized)	(Annualized)
Class 4	9.21%	N/A	3.03%
Class 3	9.33%	(0.47)%	N/A
Dow Jones U.S. Moderate Portfolio Index (1)	7.67%	1.69%	6.62%
7Twelve Blend (2)	10.11%	0.26%	4.14%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the Portfolio’s May 1, 2016 prospectus, the Class 4 and Class 3 annual operating expense ratios are 1.43% and 1.23%, respectively. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-877-525-0712.

**	Inception date is April 17, 2015.

***	Inception date is April 23, 2012.

(1)	The Dow Jones U.S. Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index. Index returns assume reinvestment of dividends. Unlike the Portfolio’s returns, the Dow Jones Moderate Portfolio Index does not reflect any fees or expenses. An investor cannot invest directly in an index.

(2)	“7Twelve Blend” is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison sake only. (It is not the 7Twelve Balanced Portfolio). It consists of the following indexes roughly equally-weighted: Barclays Capital 1-3 Month U.S. Tsy Bill, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Global Treasury Ex-US Capped Index, Bloomberg Commodity Index TR , MSCI EAFE, MSCI Emerging Markets Price, S&P NA Nat Res Sector TR, Russell MidCap Value, Barclays Capital U.S. TIP Sec (Series-L), Russell 2500 TR, MSCI US REIT, S&P 500. Unlike the Portfolio’s returns, 7Twelve Blend does not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of December 31, 2016

Portfolio Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	91.2%
Short-Term Investments	8.9%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

7Twelve Balanced Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 91.2%
	BOND FUNDS - 25.0%
57,778	iShares Core U.S. Aggregate Bond ETF	$6,243,491
28,662	iShares TIPS Bond ETF	3,243,679
125,468	SPDR Barclays International Treasury Bond ETF *	3,259,659
110,537	SPDR Barclays Short Term International Treasury Bond ETF	3,235,495
66,288	Vanguard Short-Term Inflation-Protected Securities ETF	3,258,718
	TOTAL BOND FUNDS (Cost - $20,168,138)	19,241,042

	EQUITY FUNDS - 66.2%
	COMMODITY FUND - 8.6%
214,421	PowerShares DB Commodity Index Tracking Fund *	3,396,429
167,100	WisdomTree Continuous Commodity Index Fund *	3,230,043
		6,626,472
	EMERGING MARKETS - 8.0%
144,936	iShares Core MSCI Emerging Markets ETF	6,152,533

	INTERNATIONAL EQUITY - 8.5%
185,974	Fidelity Spartan International Index Fund	6,568,608

	LARGE CAP GROWTH - 8.5%
31,714	Vanguard S&P 500 ETF	6,511,201

	MID CAP GROWTH - 8.4%
39,214	iShares Core S&P Mid-Cap ETF	6,483,643

	SMALL CAP VALUE - 8.4%
53,491	Vanguard Small-Cap Value ETF	6,472,411

	SPECIALTY - 15.8%
107,548	Fidelity MSCI Materials Index ETF	3,101,684
93,309	iShares North American Natural Resources ETF	3,354,459
70,055	Vanguard REIT ETF	5,781,638
		12,237,781

	TOTAL EQUITY FUNDS (Cost - $44,211,981)	51,052,649

	TOTAL EXCHANGE TRADED FUNDS (Cost - $64,380,119)	70,293,691

See accompanying notes to financial statements.

7Twelve Balanced Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value

	SHORT-TERM INVESTMENTS - 8.9%
	MONEY MARKET FUNDS - 8.9%
6,827,992	BlackRock Liquidity Funds - FedFund Portfolio, 0.42% **(Cost - $6,827,992)	$6,827,992

	TOTAL INVESTMENTS - 100.1% (Cost - $71,208,111)(a)	$77,121,683
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(75,742)
	NET ASSETS - 100.0%	$77,045,941

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation-Protected Securities

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $71,153,804 and differs from fair value by net unrealized appreciation / (depreciation) of securities as follows:

Unrealized appreciation:	$9,589,664
Unrealized depreciation:	(3,621,785)
Net unrealized appreciation:	$5,967,879

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investment securities:
At cost	$71,208,111
At value	77,121,683
Interest and dividends receivable	6,128
TOTAL ASSETS	77,127,811

LIABILITIES
Payable for Portfolio shares repurchased	3,180
Investment advisory fees payable	9,641
Payable to related parties	29,679
Distribution (12b-1) fees payable	39,370
TOTAL LIABILITIES	81,870
NET ASSETS	$77,045,941

NET ASSETS
Paid in capital ($0 par value, unlimited shares authorized)	$75,414,152
Undistributed net investment income	1,679,638
Accumulated net realized loss from security transactions	(5,961,421)
Net unrealized appreciation of investments	5,913,572
NET ASSETS	$77,045,941

Net Asset Value Per Share:
Class 4 Shares:
Net Assets	$76,598,244
Total shares outstanding	6,752,699
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.34

Class 3 Shares:
Net Assets	$447,697
Total shares outstanding	39,832
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.24

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF OPERATIONS
For The Year Ended Ended December 31, 2016

INVESTMENT INCOME
Dividends	$1,188,012
Interest	22,226
TOTAL INVESTMENT INCOME	1,210,238

EXPENSES
Administrative services fees	355,927
Investment advisory fees	118,642
Distribution (12b-1) fees - Class 4	465,272
Distribution (12b-1) fees - Class 3	6,199
TOTAL EXPENSES	946,040

NET INVESTMENT INCOME	264,198

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized loss from security transactions	(1,128,340)
Distributions of realized gains by underlying investment companies	4,253
Net change in unrealized appreciation of investments	7,908,183

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,784,096

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,048,294

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015 (I)

FROM OPERATIONS
Net investment income	$264,198	$238,353
Net realized loss from security transactions	(1,128,340)	(3,426,568)
Distributions of realized gains by underlying investment companies	4,253	1,950
Net change in unrealized appreciation (depreciation) of investments	7,908,183	(3,326,087)
Net increase (decrease) in net assets resulting from operations	7,048,294	(6,512,352)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class 4	(125,905)	(410,610)
Class 3	(9,322)	(3,363)
Net decrease in net assets from distributions to shareholders	(135,227)	(413,973)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 4	2,597,487	9,928,495
Class 3	2,567,159	372,170
Net asset value of shares issued in reinvestment of distributions:
Class 4	125,905	410,610
Class 3	9,322	3,363
Payments for shares redeemed:
Class 4	(12,169,595)	(15,391,213)
Class 3	(2,708,550)	(10,828)
Net decrease in net assets from shares of beneficial interest	(9,578,272)	(4,687,403)

DECREASE IN NET ASSETS	(2,665,205)	(11,613,728)

NET ASSETS
Beginning of Year	79,711,146	91,324,874
End of Year *	$77,045,941	$79,711,146
*Includes undistributed net investment income of:	$1,679,638	$2,579,946

(1)	Class 3 Shares commenced operations on April 17, 2015.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015 (I)

SHARE ACTIVITY
Class 4:
Shares Sold	237,450	892,608
Shares Reinvested	11,182	37,914
Shares Redeemed	(1,125,363)	(1,398,445)
Net decrease in shares of beneficial interest outstanding	(876,731)	(467,923)

Class 3:
Shares Sold	251,670	32,721
Shares Reinvested	836	312
Shares Redeemed	(244,678)	(1,029)
Net increase in shares of beneficial interest outstanding	7,828	32,004

(1)	Class 3 Shares commenced operations on April 17, 2015.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 4
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	December 31, 2016	December 31, 2015 (1)	December 31, 2014		December 31, 2013		December 31, 2012 (2)

Net asset value, beginning of period	$10.40	$11.28	$11.37		$10.57		$10.00
Activity from investment operations:
Net investment income (3,4)	0.04	0.03	0.06		0.08		0.20
Net realized and unrealized gain (loss) on investments	0.92	(0.86)	(0.10)		0.75		0.37
Total from investment operations	0.96	(0.83)	(0.04)		0.83		0.57
Less distributions from:
Net investment income	(0.02)	(0.05)	(0.03)		(0.03)		—
Net realized gains	—	—	(0.02)		(0.00	) (5)	—
Total distributions	(0.02)	(0.05)	(0.05)		(0.03)		—
Net asset value, end of period	$11.34	$10.40	$11.28		$11.37		$10.57
Total return (6)	9.21%	(7.35)%	(0.30	)% (7)	7.89%		5.70%
Net assets, at end of period (000s)	$76,598	$79,380	$91,325		$57,347		$18,037
Ratio of expenses to average net assets (8)	1.20%	1.20%	1.20%		1.20%		1.20	% (9)
Ratio of net investment income to average net assets (4,8)	0.33%	0.27%	0.55%		0.70%		2.95	% (9)
Portfolio Turnover Rate	11%	14%	5%		34%		7	% (10)

(1)	Effective April 17, 2015 portfolio shares were renamed Class 4 shares.

(2)	The 7Twelve Balanced Portfolio commenced operations on April 23, 2012.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(5)	Less than $0.005 per share.

(6)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(7)	As a result of a trade error, the 7Twelve Balance Portfolio experienced a loss of $330 which was reimbursed by the Adviser.

(8)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 3
	For the	For the
	Year Ended	Period Ended
	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$10.36	$11.54
Activity from investment operations:
Net investment income (2,3)	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.91	(1.16)
Total from investment operations	0.97	(1.07)
Less distributions from:
Net investment income	(0.09)	(0.11)
Net asset value, end of period	$11.24	$10.36
Total return (4)	9.33%	(9.27)%
Net assets, at end of period (000s)	$448	$331
Ratio of expenses to average net assets (5)	1.00%	1.00	% (6)
Ratio of net investment income to average net assets (3,5)	0.58%	1.26	% (6)
Portfolio Turnover Rate	11%	14	% (7)

(1)	The 7Twelve Balanced Portfolio Class 3 shares commenced operations on April 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	Organization

The 7Twelve Balanced Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks to provide superior volatility risk-adjusted returns when compared to the bond and equity markets in general. The Portfolio commenced operations on April 23, 2012. The Portfolio currently offers two classes of shares: Class 3 and Class 4 shares. Effective April 17, 2015 portfolio shares were renamed Class 4 shares. Class 3 shares commenced operations on April 17, 2015. Each class represents an interest in the same assets of the Portfolio and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Portfolio’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based on upon the relative net assets of each class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2016 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$70,293,691	$—	$—	$70,293,691
Short-Term Investments	6,827,992	—	—	6,827,992
Total	$77,121,683	$—	$—	$77,121,683

The Portfolio did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is the Portfolio’s policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 - 2015, or expected to be taken in the Portfolio’s 2016 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually. The Portfolio will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	Investment Advisory Agreement and Other Related Party Transactions

7Twelve Advisors, LLC serves as the Portfolio’s Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by other fund service providers. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.15% of the average daily net assets of the Portfolio. For the year ended December 31, 2016, the Adviser earned advisory fees of $118,642.

The Trust, on behalf of the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for shares of the Portfolio. The Portfolio is authorized to pay Northern Lights Distributors, LLC (the “Distributor”) compensation for distribution and shareholder services. The Plan permits the Portfolio to pay a service fee at the annual rate of up to 0.40% of the average net assets for

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Class 3 shares and up to 0.60% of the average net assets for Class 4 shares. For the year ended December 31, 2016, the fund incurred expenses under the plan in the amount of $465,272 and $6,199 with respect to Class 4 and Class 3 shares, respectively.

Pursuant to the terms of an administrative servicing agreement between Gemini Fund Services, LLC (“GFS”) and the Trust on behalf of the Portfolio, the Portfolio pays to GFS 45 basis points or 0.45% on net assets of each fund a monthly fee for all operating expenses of the Portfolio, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees which are paid by the Advisor. For the year ended December 31, 2016, the Independent Trustees received fees in the amount of $8,368, collectively, for their service to the Portfolio which is paid by Northstar Financial Services on behalf of the fund.

Certain affiliates of the Distributor provide services to the Portfolio as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2016, amounted to $7,989,889 and $16,816,468, respectively.

5.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, AXA Equitable Life Insurance Company held 97.3% of the voting securities of Class 4. The Trust has no knowledge as to whether all or any portion of the shares owned of record by AXA Equitable Life Insurance Company are also owned beneficially.

6.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$135,227	$413,973
	$135,227	$413,973

As of December 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$264,137	$—	$(4,600,227)	$—	$5,967,879	$1,631,789

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

At December 31, 2016, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,446,467	$3,153,760	$4,600,227

Permanent book and tax differences, primarily attributable to adjustments for partnerships resulted in reclassifications for the Fund for the fiscal year ended December 31, 2016 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$(1,029,279)	$1,029,279

7.	New Accounting Pronouncement

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of 7Twelve Balanced Portfolio

We have audited the accompanying statement of assets and liabilities of 7Twelve Balanced Portfolio, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Portfolio”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended and for the period April 23, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 7Twelve Balanced Portfolio as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the four-year period then ended and for the period April 23, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 14, 2017

7Twelve Balanced Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the 7Twelve Balanced Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 7Twelve Balanced Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the 7Twelve Balanced Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 4	(7/1/16)	(12/31/16)	(7/1/16 to 12/31/16)*	(7/1/16 to 12/31/16)
Actual	$ 1,000.00	$ 1,023.30	$ 6.10	1.20%
Hypothetical	$ 1,000.00	$ 1,019.10	$ 6.09	1.20%

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During the Period	During the Period
Class 3	(7/1/16)	(12/31/16)	(7/1/16 to 12/31/16)*	(7/1/16 to 12/31/16)
Actual	$ 1,000.00	$ 1,024.10	$ 5.09	1.00%
Hypothetical	$ 1,000.00	$ 1,020.11	$ 5.08	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

7Twelve Advisors, LLC (7Twelve Balanced Portfolio)

In connection with the regular meeting held on February 24 & 25, 2016, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between 7Twelve Advisors, LLC (“7Twelve Advisors”) and the Trust, with respect to 7Twelve Balanced Portfolio (the “Fund”, “Portfolio”, or “7Twelve”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that 7Twelve Advisors was founded in 2008 and currently manages approximately $80 million in assets focused on the development and implementation of multi-asset, index based and equally weighted global models to create fully diversified investment products. They reviewed the background of the key investment personnel responsible for servicing the Portfolio, taking into consideration their education and noting that the investment team has financial industry experience with certain members of the team serving multiple roles at the firm in addition to managing the Portfolio. The Trustees considered that Fund research is primarily provided by the adviser’s co-founder, an academic Ph.D., who has been featured in and contributed his research to several articles in the financial press. They noted that the adviser’s investment process utilizes the research and analysis of asset class performance and market history to create an equal weighted balanced portfolio of ETFs and mutual funds in seven asset classes. The Trustees noted that the adviser monitors compliance with the Portfolio’s investment limitations by performing pre-trade checks and real-time monitoring through its proprietary “Trade Station” software. They reviewed the adviser’s broker-dealer selection noting it takes various qualitative and service factors into consideration in determining best execution. They noted the adviser reported no material compliance or litigation issues since the last advisory agreement renewal. The Board noted the investment team is experienced with managing a balanced strategy that is more complex than the traditional 60% equities, 40% bond models. They Board acknowledged the adviser’s commitment to compliance with the hiring of a dedicated CCO in early 2015 and that the adviser has been consistent with its investment process. The Board concluded that the adviser should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees discussed the Fund’s performance relative to its peer group and Morningstar category average. They noted the Fund seeks total return through a beta strategy that does not seek alpha and is invested primarily in ETFs. They considered that the Fund is rated one-star by Morningstar and that the three year MPT statistics reflect a negative Sharpe and Sortino ratio evidencing less upside and more downside capture than its category peers. The Trustees noted the Fund’s negative 1, 2, and 3 year returns reflect significant underperformance relative to the Dow Jones Moderate and Morningstar Moderate Allocation Category. Additionally, they noted, the underperformance results are apparent in comparison to the adviser selected Morningstar World Allocation category and adviser selected peer group. Recognizing that the Fund’s limited, 12 position portfolio exposes shareholders to wide downside swings, the Trustees noted that the adviser has expanded its approach to the composition of the Fund’s portfolio. The Trustees agreed that it is expected that greater diversification will continue to reduce risk and that continued rebalancing of the Fund will ultimately benefit shareholders over a full market cycle. The Trustees concluded that the adviser is performing according to the stated objective

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

and strategy in the prospectus, has taken steps to improve performance and, therefore, should be retained.

Fees and Expenses. The Trustees noted the low advisory fee of 0.15%, and acknowledged that the fee is significantly lower than the averages for the adviser selected peer group (0.53%), the Morningstar Moderate Allocation category (0.40%), and the adviser selected Morningstar World Allocation category (0.57%). The Trustees reviewed the Fund’s expense ratio and compared it to its peers. They noted that the Fund’s 1.44% net expense ratio was higher than the peer group average of 0.96%, and the Morningstar category averages of 1.23% and 1.065%, respectively. They considered, however, that 0.60% of the Fund’s total annual expenses are paid to an insurance carrier for shareholder servicing and distribution. Overall, the Trustees agreed that the Fund’s advisory fee and expense ratio are competitive relative to its peers. After discussion, the Trustees’ consensus was that the advisory fee was reasonable.

Economies of Scale. The Trustees acknowledged that the adviser’s position that, at 0.15%, it does not believe fee breakpoints are likely. They noted that the Fund’s administrator has indicated its willingness to implement breakpoints in its fee, currently 45 bps, when Fund assets realize significant growth and exceed $100 million. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, although economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund size materially increases.

Profitability. The Trustees considered the adviser’s profitability in connection with its relationship with the Fund. They noted the adviser realized a profit but that such profit was minimal in terms of actual dollars of revenue. After discussion, the Trustees concluded that, based on the profitability analysis provided by the adviser, it does not appear that the adviser was excessively profitable from its relationship with the Fund.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders of 7Twelve.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and to Funds managed by the Advisor that are series of Northern Lights Fund Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-525-0712.

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-525-0712 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-525-0712.

INVESTMENT ADVISER
7Twelve Advisors, LLC
American Center One
3100 West End Avenue Suite 930
Nashville, TN 37203 USA

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $14,000

2015 - $13,500

2014 - $13,500

2013 - $13,000

2012 - $13,000

(b)	Audit-Related Fees

2016 – N/A

2015 – N/A

2014 – N/A

2013 – N/A

2012 – N/A

(c)	Tax Fees

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – N/A

2015 – N/A

2014 – N/A

2013 – N/A

2012 - N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2012    2013    2014    2015    2016

Audit-Related Fees:         0.00% 0.00%  0.00% 0.00%  0.00%

Tax Fees:         0.00% 0.00%  0.00% 0.00%  0.00%

All Other Fees:         0.00% 0.00%  0.00% 0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/23/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/23/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/23/17